HELIX
ENERGY SOLUTIONS



Capital One Securities 11th Annual Energy Conference

December 7, 2016

Navigating the present, focusing on the future.

Forward Looking Statements

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on Twitter (@Helix_ESG) and LinkedIn (www.linkedin.com/company/helix-energy-solutions-group).

Who We Are



Helix is a specialty deepwater service provider to the offshore energy industry, focusing on expanding our subsea infrastructure services in Well Intervention and Robotics.

Deepwater Subsea Services

Well Intervention

Entering a wellbore to initiate, enhance, restore or decommission production as part of the well's natural life cycle.

Robotics

Providing remotely operated vehicles (ROVs) to perform deepwater service tasks beyond the reach of dive crews.

Why focus on these disciplines?

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A liability
- P&A is regulatory driven; eventually, demand should increase over time and typically accelerates in downturns
- Demand for a more cost effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations

Well Intervention



HELIX
HELIX

Well Intervention Overview



Debris Cap
Tubing hanger
crown plugs
Spool Tree
High Pressure
Wellhead Housing
Straddles or patches to repair tubular.
30"csg
Milling or high pressure jetting to remove scale.
Formation acidizing via matrix or fracture stimulation.
20"csg
Subsurface safety valve/gas lift mandrel repair.
Wellbore cleanout, fill removal with long or reverse circulation.
13-3/8"csg
Re-perforating long sections.
Wellbore gas lift unloading with Nitrogen.
Window cutting/casing exit & remedial sidetrack drilling
Heavy duty fishing with simultaneous removal of fill.
9-5/8"csg
Milling and under reaming to remove wellbore scale.
Selective zonal isolation mechanical or chemical.
7" liner

Well Intervention Current Asset Base


Q4000


Skandi Constructor (chartered vessel)


H534[1]


Q5000


Siem Helix 1[2] (chartered vessel)


Intervention Riser Systems


Well Enhancer


Seawell

[1] Stacked

[2] Arrived in Brazil Q3; currently expected to commence commercial operations in Q1 2017

Future Well Intervention Growth



***Q7000* – Under Construction**



Intervention Riser Systems[1]


HELIX

Siem Helix 2 (chartered; estimated in service 2017)

[1] Includes the industry's first purpose-built 15k system and planned 18¾" riserless system

Robotics



Robotics Assets



53 Workclass ROVs

The backbone of the fleet, capable of performing a broad array of subsea construction and well intervention tasks



5 Trenchers

The key to pipeline installation in heavily trafficked waters



2 ROVDrills

Provide seabed composition intelligence for subsea construction and subsea mining operations

Chartered Vessel Fleet

- Currently three vessels active under long-term charter
- *Grand Canyon III* extended activation until May 2017 with option to activate at a discount after May 2016
- Spot vessels have historically been added and subtracted to the chartered vessel fleet as market demand requires



Grand Canyon I, II & III



Deep Cygnus

What Sets Helix Apart in Robotics



Oil & Gas



Renewable Energy



Subsea Mining



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced vehicles, including several units custom built to our specifications
- An industry leader in subsea trenching
- Leading provider for trenching, cable burial and ROV support for offshore wind farm development
  - Current focus on export lines (field to shore)
  - Future opportunities in-field (inter-array cable installation)

Production Facilities



Production Facilities

***Helix Producer I* FPU (100%)**

- Location: Phoenix Field (GOM)
- A component of the well containment system, along with the *Q4000*
- Contract recently extended through June 2023

Independence Hub Semi (20%)

- Location: Mississippi Canyon (GOM)
- Partner: Genesis Energy
- Operator: Anadarko
- Likely to be decommissioned

Production Facilities contributed $46 million in EBITDA in 2015 without Marco Polo

- Sold Marco Polo interest for $25 million in Q1 2016



Helix Producer 1

Key Financial Metrics



Debt & Liquidity Profile[1]



($ in millions)
Debt 2
Liquidity 3
$2,000
$1,500
$1,000
$500
$0
$1,200
$900
$600
$300
$0
$1,996
$1,773
$1,338
$1,067
$1,338
$946
$1,138
$592
$1,002
$565
$554
$76
$537
$61
$749
$255
$678
$196
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
09/30/2016
LT Debt
Net Debt
Liquidity

Liquidity of approximately $499 million at 9/30/2016

[1]Adjusted for new debt issuance cost accounting presentation, net of unamortized debt issuance costs (deferred financing costs)
[2]Net of unamortized debt discount under our Convertible Senior Notes due 2032. Net debt is calculated as total long-term debt less cash and cash equivalents
[3]Liquidity is calculated as the sum of cash and cash equivalents ($482 million) and available capacity under our revolving credit facility ($17 million of the $400 million facility based on TTM EBITDA as defined by the credit agreement)

Debt Instrument Profile

Proforma[1] funded debt[2] of $698 million at end of Q3 2016

- $60 million Convertible Senior Notes due 2032 – 3.25%[3]
- $125 million Convertible Senior Notes due 2022 - 4.25%
- $225 million Term Loan – LIBOR + 4.50%[4]
  - Annual amortization payments of 10%
- $83 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $205 million Q5000 Loan – LIBOR + 2.50%[5]
  - Annual amortization payments of 14% over 5 years with a final balloon payment

Proforma Debt Instrument Profile at 9/30/2016
Principal Payment Schedule
($ in millions)



$400
$300
$200
$100
$0
$16
$71
$291
$43
$96
$181
2016
2017
2018
2019
2020
2021-2027
Term Loan
CSN 2032
MARAD
Q5000 Loan
CSN 2022

[1] Proforma to reflect the refinancing of $125 million of our Convertible Senior Notes due 2032 with the issuance of $125 million of Convertible Senior Notes due 2022.
[2] Excludes unamortized debt discount and debt issuance costs.
[3] Stated maturity 2032. First put/call date March 2018
[4] We have fixed through October 2016 the LIBOR interest rate on 50% of the Term Loan debt at 0.75% utilizing interest rate swaps
[5] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan debt at 1.51% utilizing interest rate swaps

2016 Outlook


GRAND

2016 Outlook: Forecast

($ in millions)	2016 Outlook	2015 Actual
Revenues	$ ~485	$ 696
Adjusted EBITDA	~90	173
Capital Spending	~ 220	353
Revenue Split:		
Well Intervention	$ ~285	$ 373
Robotics	~160	301
Production Facilities	~75	76
Elimination	(35)	(54)
Total	**$ 485**	**$ 696**

Navigating the present, **focusing on the future.**

2016 Outlook: Well Intervention

- Total backlog as of September 30, 2016 was approximately $1.9 billion
- The *Q4000* has high utilization for the remainder of 2016; drydock currently scheduled for Q1 2017
- The *Q5000* is under contract; experienced downtime during Q4
- IRS #1 is actively marketed as a rental unit, but currently idle
- The *Seawell* completed diving and intervention projects in mid-November; completing minor drydock
- The *Well Enhancer* is currently operating on diving and intervention projects that extend to mid December
- The *Skandi Constructor* has poor visibility
- *Siem Helix 1* working through Petrobras's inspection and acceptance process; commercial operations are currently expected to commence in Q1 2017

2016 Outlook: Robotics

- We currently have ~120 days of firm contracted work for two of our chartered vessels for Q4 2016 performing trenching projects
- *Grand Canyon* to be fully utilized through early December on a longer term trenching project
- *Deep Cygnus* will continue to perform its ongoing trenching project in Egypt until early November and then return to North Sea for an ~10 day trenching project
- *Grand Canyon II* utilization in Q4 2016 will be primarily spot market IRM and ROV support work

2016 Outlook: Capital Spending

2016 Capital Spending[1] is currently forecasted at approximately $220 million, consisting of the following:

- $214 million in growth capital, primarily for newbuilds currently underway, including:
  - $94 million for *Q7000*
  - $96 million for *Siem Helix 1* and *Siem Helix 2* monohull vessels
  - $24 million for intervention riser systems and other
- $6 million for vessel maintenance and spares

[1]Capital Spending primarily includes property, plant and equipment, deferred drydock and certain other deferred costs.

2016 Outlook

Balance Sheet

- Completed two separate at-the-market (ATM) equity programs during Q2-Q3 and sold 13,018,732 shares of our common stock for a cumulative $100 million in gross proceeds. Proceeds will be used for general corporate purposes which may include debt repayment.
- Completed the refinancing of $125 million of our Convertible Senior Notes due 2032 (Put/Call date March 2018) with the issuance of $125 million of Convertible Senior Notes due 2022.
- Our total funded debt level is scheduled to decrease by $94 million ($776 million at 12/31/15 to $682 million at 12/31/16) as a result of scheduled principal repayments, a prepayment of $8 million on the Term Loan and repurchases of our Convertible Senior Notes due 2032 totaling $15 million. The senior portion of our debt at year-end 2016 is scheduled to be $486 million.
- Our net debt level is expected to range between $275 million and $325 million at year-end 2016, up from $255 million at year-end 2015. The range takes into consideration many assumptions, including earnings levels, working capital changes, asset sales that have already transpired, expected tax refunds, etc.

HELIX
ENERGY SOLUTIONS

HLX Listed NYSE®
Follow Helix on Twitter - @Helix_ESG
www.linkedin.com/company/helix-energy-solutions-group